UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

Horsehead Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405
Pittsburgh, Pennsylvania  15205
(Address of principal executive offices, including  zip code)

724-774-1020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

          On May 28, 2014, the Company issued a press release announcing that the first zinc metal finished product was shipped to customers today from its new state-of-the-art facility in Mooresboro, North Carolina.  This follows the announced start-up of the new facility on May 21, 2014.  A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release dated May 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 28, 2014.

HORSEHEAD HOLDING CORP.

By:	/s/ Robert D. Scherich
	Name:	Robert D. Scherich
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 28, 2014.